UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2013

THE FRONTIER FUND

FRONTIER DIVERSIFIED SERIES; FRONTIER MASTERS SERIES; FRONTIER

LONG/SHORT COMMODITY SERIES; BALANCED SERIES; FRONTIER SELECT SERIES;

WINTON SERIES; FRONTIER HERITAGE SERIES

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, Colorado 80203

(Address of Principal Executive Offices)

(Registrant’s telephone number, including area code) (303) 837-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Since January 1, 2013, Vance Jeffrey Sanders has served as the Chief Financial Officer of Equinox Fund Management, LLC, the managing owner of the registrant (“Equinox” or the “Managing Owner”). As of June 1, 2013, Mr. Sanders has also assumed the duties of Chief Accounting Officer of the Managing Owner.

Vance Jeffrey Sanders is the Chief Financial Officer of the Managing Owner. He has assumed the duties of Chief Accounting Officer of the Managing Owner in his role as of June 1, 2013. From July 2007 to present, Mr. Sanders has also served as the Chief Technology Officer of the Managing Owner, directing external reporting and technology functions. From July 2007 to December 2012, he served as the Managing Owner’s Corporate Controller, establishing corporate internal control structures over both finance and technology. Mr. Sanders received his BS in Accounting in 1993 from Missouri Southern State University and earned and has been a licensed Certified Public Accountant in the State of Colorado since October 2008.

No family relationships exist between Mr. Sanders and any directors or other executive officers of The Frontier Fund or the Managing Owner. There are no arrangements between Mr. Sanders and any other person pursuant to which Mr. Sanders was selected to serve as Chief Financial Officer, nor are there any transactions to which the Managing Owner or The Frontier Fund are or were a participant and in which Mr. Sanders has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Mr. Sanders replaces S. Brent Bales, who served as the Chief Accounting Officer from August 2003 through May 2013.

It is also anticipated that Frank J. Codey will no longer be acting as Chief Operating Officer of the Managing Owner effective as of June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Frontier Fund (Registrant)

Date: June 6, 2013

	By:	/s/ Robert J. Enck

Robert J. Enck
President and Chief Executive Officer of
Equinox Fund Management, LLC, Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Diversified Series,
a Series of The Frontier Fund
(Registrant)

Date: June 6, 2013

	By:	/s/ Robert J. Enck

Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Diversified Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Masters Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck

Date: June 6, 2013		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Masters Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Long/Short Commodity Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck
Date: June 6, 2013		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Long/Short Commodity Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Balanced Series,
a Series of The Frontier Fund
(Registrant)

Date: June 6, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Balanced Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Select Series,
a Series of The Frontier Fund
(Registrant)

Date: June 6, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Select Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Winton Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck

Date: June 6, 2013		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Winton Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Heritage Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck
Date: June 6, 2013		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Heritage Series, a Series of The Frontier Fund